UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2015

Morgan Stanley Capital I Trust 2015-UBS8
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc. Bank of America, National Association Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-2	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated December 14, 2015, with respect to Morgan Stanley Capital I Trust 2015-UBS8. The purpose of this amendment is (1) to make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed, (2) to file the additional agreements described in Item 1.01 below as Exhibits 99.7, 99.8, 99.9 and 99.10 to the Form 8-K, and (3) to file the executed versions of the agreement filed as Exhibit 4.1 to the Form 8-K.

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The mortgage loan secured by the mortgaged property identified as “525 Seventh Avenue” on Schedule I to the Pooling and Servicing Agreement (the “525 Seventh Avenue Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “525 Seventh Avenue Loan Pair”) that includes the 525 Seventh Avenue Mortgage Loan and three pari passu promissory notes that are not assets of the Issuing Entity. The 525 Seventh Avenue Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement. The initial holders of the promissory notes evidencing the 525 Seventh Avenue Loan Pair have entered into an intercreditor agreement, dated as of December 15, 2015 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the 525 Seventh Avenue Loan Pair, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

The mortgage loan secured by the mortgaged property identified as “Ellenton Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Ellenton Premium Outlets Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “Ellenton Premium Outlets Loan Pair”) that includes the Ellenton Premium Outlets Mortgage Loan and two pari passu promissory notes that are not assets of the Issuing Entity. The Ellenton Premium Outlets Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement. The initial holders of the promissory notes evidencing the Ellenton Premium Outlets Loan Pair have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Ellenton Premium Outlets Loan Pair, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

The mortgage loan secured by the mortgaged property identified as “Grove City Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “Grove City Premium Outlets Loan Pair”) that includes the Grove City Premium Outlets Mortgage Loan and four pari passu promissory notes that are not assets of the Issuing Entity. The Grove City Premium Outlets Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement until the securitization of the controlling portion of such loan pair, at which time such loan pair will be serviced pursuant to the pooling and servicing agreement for such securitization. The initial holders of the promissory notes evidencing the Grove City Premium Outlets Loan Pair have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Grove City Premium

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Outlets Loan Pair, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

The mortgage loan secured by the mortgaged property identified as “Gulfport Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Gulfport Premium Outlets Mortgage Loan”) is an asset of the Issuing Entity and is part of a loan combination (the “Gulfport Premium Outlets Loan Pair”) that includes the Gulfport Premium Outlets Mortgage Loan and two pari passu promissory notes that are not assets of the Issuing Entity. The Gulfport Premium Outlets Loan Pair will be serviced pursuant to the MSCI 2015-UBS8 pooling and servicing agreement until the securitization of the controlling portion of such loan pair, at which time such loan pair will be serviced pursuant to the pooling and servicing agreement for such securitization. The initial holders of the promissory notes evidencing the Gulfport Premium Outlets Loan Pair have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Gulfport Premium Outlets Loan Pair, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The A/B Whole Loans and the Loan Pairs”.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
1.1	Underwriting Agreement, dated as of December 2, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of August 1, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2

Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)

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99.3	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as Initial Note A-2 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated as of September 15, 2015, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the CSAIL 2015-C3 Mortgage Trust commercial mortgage pass-through certificates, as Note A-1 Holder and Note A-2 Holder, UBS Real Estate Securities Inc., as Note A-3-1 Holder and Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC, as Junior Noteholder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of December 15, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.
99.8	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note A-4 Holder.
99.9	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, N.A., as Initial Note A-5 Holder.
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
By	/s/ Zachary Fischer
Name: Zachary Fischer Title: Vice President

Date: December 15, 2015

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of December 2, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)
4.3	Pooling and Servicing Agreement, dated as of August 1, 2015, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and UBS Real Estate Securities Inc. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated December 2, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)

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99.5	Agreement Between Note Holders, dated as of August 18, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as Initial Note A-2 Holder. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Agreement Between Note Holders, dated as of September 15, 2015, between Wells Fargo Bank, National Association, as trustee for the benefit of the holders of the CSAIL 2015-C3 Mortgage Trust commercial mortgage pass-through certificates, as Note A-1 Holder and Note A-2 Holder, UBS Real Estate Securities Inc., as Note A-3-1 Holder and Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC, as Junior Noteholder. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Agreement Between Note Holders, dated as of December 15, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as Initial Note A-4 Holder.
99.8	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, and Bank of America, N.A., as Initial Note A-4 Holder.
99.9	Agreement Between Note Holders, dated as of November 5, 2015, between UBS Real Estate Securities Inc., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, N.A., as Initial Note A-5 Holder.
99.10	Agreement Between Note Holders, dated as of November 5, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.

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